CIM Real Assets & Credit Fund

Schedule of Investments

June 30, 2021

	Maturity Date	Rate	Principal	Value
Bank Loans (7.21%)(a)
Consumer, Non-cyclical (1.74%)
Baart Programs, Inc., Second Lien Term Loan(b)	06/11/2028	3M US L + 8.50%	$189,394	$186,553
MedMark Services, Inc., Second Lien Term Loan(b)	06/11/2028	3M US L + 8.50%	378,788	373,106
Spring Education Group, Inc., Second Lien Initial Term Loan(b)	07/30/2026	3M US L + 8.25%	430,240	409,804
Total Consumer, Non-cyclical				969,463

Industrial (1.36%)
Energy Acquisition LP, Second Lien Initial Term Loan(b)	06/26/2026	2M US L + 8.50%	500,000	466,250
Pelican Products, Inc., Second Lien Term Loan(b)	05/01/2026	3M US L + 7.75%	293,750	289,956
Total Industrial				756,206

Services, Business (2.69%)
Avision Intermediate Holdings, LLC, First Amendment Term Loan(b)	07/10/2025	L + 8.50%	496,250	496,548
Convergint Technologies LLC, Second Lien Term Loan(b)	03/30/2029	1M US L + 6.75%	999,970	1,001,845
Total Services, Business				1,498,393

Technology (1.42%)
Redstone Holdco 2 LP, Second Lien Initial Term Loan(b)	04/27/2029	3M US L + 7.75%	508,444	501,240
Redstone Holdco 2 LP, Second Lien Delayed Draw Term Loan(b)	04/27/2029	3M US L + 7.75%	291,556	287,424
Total Technology				788,664

TOTAL BANK LOANS (Cost $3,972,041)				4,012,726

Collateralized Loan Obligations Debt (24.16%)(a)
Allegro CLO XII, Ltd., Class E(c)	01/21/2032	3M US L + 7.10%	1,000,000	1,001,670
Flatiron CLO 20, Ltd., Class E(c)	11/20/2033	3M US L + 7.85%	500,000	511,671
Ivy Hill Middle Market Credit Fund XVIII, Ltd., Class E(c)	04/22/2033	3M US L + 7.75%	2,000,000	1,948,491
LCM 31, Ltd., Class E(c)	01/20/2032	3M US L + 7.08%	1,250,000	1,257,124
Madison Park Funding XLVII, Ltd., Class E(c)	01/19/2034	3M US L + 7.46%	600,000	611,581
MCF CLO VII LLC, Class ER(c)	07/20/2033	3M US L + 9.15%	2,500,000	2,491,606
Monroe Capital Mml Clo X, Ltd., Class E(c)	08/20/2031	3M US L + 8.85%	2,050,000	2,049,765
Northwoods Capital 25, Ltd., Class E(c)	07/20/2034	3M US L + 7.14%	2,250,000	2,160,000
OCP CLO 2020-20, Ltd., Class E(c)	10/09/2033	3M US L + 7.66%	500,000	508,030
Regatta Funding LP 2013-2A, Class DR2(c)	01/15/2029	3M US L + 6.95%	400,000	394,499
VCP CLO II, Ltd., Class E(c)	04/15/2031	3M US L + 8.40%	500,000	508,245
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $13,159,638)				13,442,682

	Maturity Date	Rate	Principal	Value
Collateralized Loan Obligations Equity (7.57%)(a)(d)
Apex Credit Clo 2021, Ltd., Class SUB(c)	07/18/2034	Estimated yield of 14.53%	$2,980,000	$2,682,000
LCM 31, Ltd., Class INC(c)	01/20/2032	15.53%	250,000	206,522
Trinitas Clo VIII, Ltd., Class SUB(c)	07/20/2031	15.12%	2,300,000	1,325,265
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $4,112,854)				4,213,787

Commercial Mortgage-Backed Securities (24.71%)
Campus Drive Secured Lease-Backed Pass-Through Trust, Series C(b)(c)	06/15/2058	6.91%	3,660,854	3,317,100
CSMC 2020-TMIC, Class C(a)(c)	11/15/2023	1M US L + 6.75%	400,000	404,155
Extended Stay America Trust, Class D(a)(c)	07/15/2038	1M US L + 2.25%	5,000,000	5,030,281
Extended Stay America Trust, Class E(a)(c)	07/15/2038	1M US L + 2.85%	3,000,000	3,020,800
TWO VA Repack Trust Class B-2, Series B2(b)(c)(e)	11/15/2033	0.00%	1,811,000	719,329
VA Gilbert AZ Subordinated Note Lease-Backed Pass-Through Trust(b)(c)	03/15/2034	13.00%	192,571	258,855
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F(a)(c)	05/15/2031	1M US L + 5.90%	1,000,000	1,002,756
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $13,269,544)				13,753,276

	Shares	Value
Exchange Traded Funds (2.74%)
Vanguard Real Estate ETF	15,000	1,526,850
TOTAL EXCHANGE TRADED FUNDS (Cost $1,393,137)		1,526,850

Direct Real Estate (8.98%)
EPIC Dallas(f)	N/A	5,000,000
TOTAL DIRECT REAL ESTATE (Cost $5,000,000)		5,000,000

Short Term Investments (0.03%)
Fidelity Government Portfolio, 0.010%(g) (Cost $18,836)	18,836	18,836
TOTAL SHORT TERM INVESTMENTS (Cost $18,836)		18,836

TOTAL INVESTMENTS 75.40% (Cost $40,926,050)		$41,968,157

Other Assets In Excess Of Liabilities 24.60%		13,682,881

NET ASSETS (100.00%)		$55,651,038

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Fair value of this security was determined using significant, unobservable inputs and was determined in good faith under the procedures approved by the Fund's Board of Trustees.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $31,409,745, which represented approximately 56.44% of net assets as of June 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(d)	CLO subordinated notes are residual positions in the CLO vehicle. CLO subordinated notes are entitled to distributions that are generally equal to the residual cash flows of the underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these distributions in addition to the estimated amount of terminal distribution. Effective yields for the CLO equity positions are updated generally once a quarter in connection with a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields are periodically adjusted based on information reported by the CLO as of the date of determination.
(e)	Zero coupon bond.
(f)	Non-Income Producing Investment.
(g)	Money market fund; interest rate reflects seven-day yield as of June 30, 2021.

We do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of June 30, 2021 was 0.10%
2M US L - 2 Month LIBOR as of June 30, 2021 was 0.13%
3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

See Notes to Quarterly Schedule of Investments.

TOTAL RETURN SWAP CONTRACTS(a)

		Notional		Termination		Net Unrealized
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Date	Value	Appreciation
Citibank, N.A.	1011778 B.C. Unlimited Liability Company, 1M US L + 1.75	$195,180	1M US L + 1.35%	11/19/2026	$195,613	$433
Citibank, N.A.	Academy, Ltd., 3M US L + 3.75	879,425	1M US L + 1.35%	11/05/2027	880,609	1,184
Citibank, N.A.	ADMI Corp., 1M US L + 3.75(b)	802,419	1M US L + 1.35%	12/23/2027	806,456	4,037
Citibank, N.A.	Aegion Corp., 3M US L + 4.75(b)	264,474	1M US L + 1.35%	05/17/2028	266,447	1,973
Citibank, N.A.	Aramark Intermediate HoldCo Corp., 1M US L + 1.75	197,839	1M US L + 1.35%	03/11/2025	198,312	473

Citibank, N.A.	Arches Buyer, Inc., 1M US L + 3.25	497,296	1M US L + 1.35%	12/06/2027	498,161	865
Citibank, N.A.	Autokiniton US Holdings, Inc., 3M US L + 4.50	719,643	1M US L + 1.35%	04/06/2028	720,761	1,118
Citibank, N.A.	Burlington Coat Factory Warehouse Corp., 1M US L + 2.00(b)	547,250	1M US L + 1.35%	06/24/2028	548,969	1,719

TOTAL RETURN SWAP CONTRACTS(a) (continued)

		Notional		Termination		Net Unrealized
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Date	Value	Appreciation
Citibank, N.A.	CCRR Parent, Inc., 3M US L + 4.25(b)	$586,069	1M US L + 1.35%	03/06/2028	$587,527	$1,458
Citibank, N.A.	City Brewing Co. LLC, 3M US L + 3.50(b)	223,333	1M US L + 1.35%	04/05/2028	223,611	278
Citibank, N.A.	Connect Finco SARL, 1M US L + 3.50	749,350	1M US L + 1.35%	12/12/2026	749,373	23
Citibank, N.A.	Corel Corp., 3M US L + 5.00	542,200	1M US L + 1.35%	07/02/2026	543,230	1,030
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 1M US L + 3.75	1,004,353	1M US L + 1.35%	03/31/2028	1,010,848	6,495
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 1M US L + 3.75	210,336	1M US L + 1.35%	03/31/2028	211,696	1,360
Citibank, N.A.	Gainwell Acquisition Corp., 3M US L + 4.00	299,923	1M US L + 1.35%	10/01/2027	300,746	823
Citibank, N.A.	Garda World Security Corp., 1M US L + 4.25	343,428	1M US L + 1.35%	10/30/2026	344,678	1,250
Citibank, N.A.	Help/Systems Holdings, Inc., 3M US L + 4.00	500,000	1M US L + 1.35%	11/19/2026	501,695	1,695
Citibank, N.A.	ICON Luxembourg SARL, 3M US L + 2.50	298,703	1M US L + 1.35%	07/01/2028	301,025	2,322
Citibank, N.A.	ICON Luxembourg SARL, 3M US L + 2.50	74,422	1M US L + 1.35%	07/01/2028	75,001	579
Citibank, N.A.	MA FinanceCo LLC, 3M US L + 4.25	247,459	1M US L + 1.35%	06/05/2025	248,942	1,483
Citibank, N.A.	Madison IAQ LLC, 3M US L + 3.25	132,667	1M US L + 1.35%	06/21/2028	133,563	896
Citibank, N.A.	MH Sub I LLC, 1M US L + 3.75	249,266	1M US L + 1.35%	09/13/2024	249,603	337
Citibank, N.A.	PetSmart LLC, 3M US L + 3.75	601,125	1M US L + 1.35%	02/11/2028	601,200	75
Citibank, N.A.	Plaze, Inc., 1M US L + 4.25(b)	798,502	1M US L + 1.35%	08/03/2026	800,750	2,248
Citibank, N.A.	Prestige Brands, Inc., L + 2.00	298,500	1M US L + 1.35%	06/09/2028	300,563	2,063
Citibank, N.A.	Proofpoint, L + 3.25	426,429	1M US L + 1.35%	06/09/2028	426,699	270
Citibank, N.A.	Redstone Holdco 2 LP, 3M US L + 4.75	514,131	1M US L + 1.35%	04/27/2028	515,382	1,251
Citibank, N.A.	Redstone Holdco 2 LP, 3M US L + 4.75	201,222	1M US L + 1.35%	04/27/2028	201,711	489
Citibank, N.A.	Ryan Specialty Group LLC, 1M US L + 3.25	199,331	1M US L + 1.35%	09/01/2027	199,373	42
Citibank, N.A.	Sovos Brands Intermediate, Inc., 2M US L + 4.25(b)	249,375	1M US L + 1.35%	06/02/2028	251,250	1,875

Citibank, N.A.	SRS Distribution Inc., 3M US L + 3.75	363,110	1M US L + 1.35%	06/02/2028	366,082	2,972
Citibank, N.A.	Sunshine Luxembourg VII SARL, 3M US L + 3.75	975,914	1M US L + 1.35%	10/01/2026	978,592	2,678
Citibank, N.A.	TGP Holdings III LLC, 3M US L + 3.50(b)	686,485	1M US L + 1.35%	06/29/2028	692,522	6,037

TOTAL RETURN SWAP CONTRACTS(a) (continued)

		Notional		Termination		Net Unrealized
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Date	Value	Appreciation
Citibank, N.A.	TGP Holdings III LLC, 3M US L + 3.50(b)	$67,302	1M US L + 1.35%	06/29/2028	$67,894	$592
Citibank, N.A.	TransDigm, Inc., 1M US L + 2.25	195,091	1M US L + 1.35%	05/30/2025	195,432	341
Citibank, N.A.	TruGreen LP, 1M US L + 4.00	250,272	1M US L + 1.35%	11/02/2027	250,840	568
Citibank, N.A.	United Natural Foods, Inc., 1M US L + 3.50	113,507	1M US L + 1.35%	10/22/2025	113,605	98
Citibank, N.A.	Watlow Electric Manufacturing Co., 3M US L + 4.00(b)	1,062,941	1M US L + 1.35%	03/02/2028	1,066,484	3,543
Citibank, N.A.	Xperi Holding Corp., 1M US L + 3.50	995,000	1M US L + 1.35%	06/02/2025	999,125	4,125
		$17,563,272			$17,624,370	$61,098

		Notional		Termination		Net Unrealized
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Date	Value	Depreciation
Citibank, N.A.	Acrisure LLC, 1M US L + 3.50	$597,765	1M US L + 1.35%	02/15/2027	$594,438	$(3,327)
Citibank, N.A.	Applovin Corp., 1M US L + 3.25	198,083	1M US L + 1.35%	08/15/2025	197,947	(136)
Citibank, N.A.	Asurion LLC, 1M US L + 3.00	196,944	1M US L + 1.35%	11/03/2024	196,109	(835)
Citibank, N.A.	Axalta Coating Systems Dutch Holding B B.V., 3M US L + 1.75	123,055	1M US L + 1.35%	06/01/2024	122,879	(176)
Citibank, N.A.	Bausch Health Americas, Inc., 1M US L + 3.00	1,172,643	1M US L + 1.35%	06/02/2025	1,171,391	(1,252)
Citibank, N.A.	Blackhawk Network Holdings, Inc., 1M US L + 3.00	196,092	1M US L + 1.35%	06/15/2025	196,012	(80)
Citibank, N.A.	Caesars Resort Collection LLC, 3M US L + 2.75	597,000	1M US L + 1.35%	12/23/2024	595,581	(1,419)
Citibank, N.A.	Charter Next Generation, Inc., 1M US L + 4.25(b)	500,723	1M US L + 1.35%	12/01/2027	500,543	(180)
Citibank, N.A.	Core & Main LP, 1M US L + 2.50(b)	415,625	1M US L + 1.35%	06/09/2028	414,846	(779)
Citibank, N.A.	Cornerstone OnDemand, Inc., 1M US L + 3.25	169,382	1M US L + 1.35%	04/22/2027	169,325	(57)
Citibank, N.A.	CP Atlas Buyer, Inc., 1M US L + 3.75	749,516	1M US L + 1.35%	11/23/2027	749,179	(337)
Citibank, N.A.	Endo Luxembourg Finance Co. I SARL, 3M US L + 5.00	1,099,824	1M US L + 1.35%	03/27/2028	1,093,586	(6,238)
Citibank, N.A.	ICH US Intermediate Holdings II, Inc., 1W US L + 5.75(b)	976,768	1M US L + 1.35%	12/26/2026	976,612	(156)
Citibank, N.A.	KNS Acquisition Corp., L + 6.25(b)	600,000	1M US L + 1.35%	04/21/2027	599,751	(249)
Citibank, N.A.	LBM Acquisition LLC, 3M US L + 3.75	612,823	1M US L + 1.35%	12/17/2027	610,120	(2,703)
Citibank, N.A.	LBM Acquisition LLC, 3M US L + 3.75	136,183	1M US L + 1.35%	12/17/2027	135,583	(600)
Citibank, N.A.	LogMeIn, Inc., 1M US L + 4.75	700,234	1M US L + 1.35%	08/31/2027	699,227	(1,007)

TOTAL RETURN SWAP CONTRACTS(a) (continued)

		Notional		Termination		Net Unrealized
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Date	Value	Appreciation
Citibank, N.A.	Midwest Physician Administrative Services LLC, 3M US L + 3.25	$1,160,993	1M US L + 1.35%	03/12/2028	$1,160,151	$(842)
Citibank, N.A.	Pelican Products, Inc., 6M US L + 3.50(b)	597,000	1M US L + 1.35%	05/01/2025	592,251	(4,749)
Citibank, N.A.	WW International, Inc., 1M US L + 3.50	665,475	1M US L + 1.35%	04/13/2028	665,361	(114)
		$11,466,128			$11,440,892	$(25,236)
TOTAL		$29,029,400			$29,065,262	$35,862

(a)	The Fund’s interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, RACR-FS, LLC, a Delaware Limited Liability Company.
(b)	Security is classified as Level 3 in the Fund’s hierarchy (see Note 2).

Note 1 — Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a recently organized, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers, and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is a wholly-owned subsidiary of CIM Group, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by United States issuers where the underlying interests are investments in real estate or infrastructure in the United States (“Real Assets”).The Fund’s investments in Real Assets will consist of (1) direct real estate that will be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”) managed by the CIM Sub-Adviser, (2) publicly traded REITs and nonaffiliated private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets that may be held through a REIT Subsidiary. The Fund’s investments in Real Assets will consist of real assets in densely populated qualified communities throughout the United States.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment subadviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019 under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020 other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased 4,000 of Class I Common Shares (the “Class I Shares”) of beneficial interest at an aggregate purchase price of $100,000, at a price of $25.00 per share.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Shares, Class A Shares, Class C Shares and Class L Shares. The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 Additionally, on May 5, 2020, an affiliate of the Adviser purchased 188,000 Class I Shares at a price of $25.00 per share, 4,000 Class A Common Shares (the “Class A Shares”) at a price of $25.00 per share, 4,000 Class C Common Shares (the “Class C Shares”) at a price of $25.00 per share, and 4,000 Class L Common Shares (the “Class L Shares”) at a price of $25.00 per share. Further, on January 28, 2020, an affiliate of the Adviser purchased 156,607.109 Class I shares at $25.63 per share. The Adviser and its affiliates own shares in the Fund representing 17% and 14% of the NAV as of June 30, 2021 and July 31, 2021, respectively.

[1]	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. I -33630 (Sep. 23, 2019) (notice))

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Indemnifications

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Income Taxes

For U.S. federal income tax purposes, the Fund intends to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. No provision for U.S. federal income taxes has been made. The Fund intends to file U.S. federal, state, and local tax returns as required.

Portfolio Valuation

The Fund determines the NAV per each class of Common Shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s Managed Assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s Managed Assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the Fund’s valuation policy and procedures, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s board of trustees (the “Board”) has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Fund’s valuation committee. On a quarterly basis, or more frequently if necessary, the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation policies and procedures.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We are evaluating the impact of adopting Rule 2a-5 on the financial statements and intend to comply with the new rule’s requirements on or before the compliance date in September 2022.

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Real Estate Co-Investment Joint Ventures (non-consolidated) are stated at fair value. The Fund’s ownership interests are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions. The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –

Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –

Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices or identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that (are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Company’s assumptions about the pricing of an asset or liability.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$–	$4,012,726	$4,012,726
Collateralized Loan Obligations - Debt	–	13,442,682	–	13,442,682
Collateralized Loan Obligations - Equity	–	4,213,787	–	4,213,787
Commercial Mortgage-Backed Securities	–	9,457,992	4,295,284	13,753,276
Direct Real Estate(1)	–	–	5,000,000	5,000,000
Exchange Traded Funds	1,526,850	–	–	1,526,850
Short Term Investments	18,836	–	–	18,836
Total	$1,545,686	$27,114,461	$13,308,010	$41,968,157
Other Financial Instruments
Assets
Total Return Swap Contract	$–	$37,338	$23,760	$61,098
Liabilities
Total Return Swap Contract	$–	$(19,123)	$(6,113)	$(25,236)
Total	$–	$18,215	$17,647	$35,862

(1)	Real Estate Co-Investment Joint Venture is valued at cost as of June 30, 2021.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2021	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at June 30, 2021
Bank Loans	$-	$3,549	$-	$60	$40,685	$3,972,182	$(3,750)	$-	$-	$4,012,726	$40,685
Commercial Mortgage-Backed Securities	813,584	38,343	-	(1,033)	414,818	3,033,811	(4,239)	-	-	4,295,284	414,818
Direct Real Estate	-	-	-	-	-	5,000,000	-	-	-	5,000,000	-
	$813,584	$41,892	$-	$(973)	$455,503	$12,005,993	$(7,989)	$-	$-	$13,308,010	$455,503

Total Return Swap Contracts
Balance as of September 30, 2020	$-
Change in Unrealized Appreciation/Depreciation	-
Purchased Unrealized Appreciation/Depreciation	17,647
Sold Unrealized Appreciation/Depreciation	-
Transfers In of Unrealized Appreciation/Depreciation	-
Transfers Out of Unrealized Appreciation/Depreciation	-
Balance as of June 30, 2021	$17,647
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2021	$17,647

NOTE 3 — Derivative Transactions

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and RACR-FS, LLC (its “ Swap Subsidiary”) will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Total Return Swap Contract – The Fund’s Swap Subsidiary has entered into a total return swap referencing a portfolio of bank loans with Citibank, N.A. (“Citi”) as the counterparty. The total return swap allows the Fund to indirectly obtain exposure to a portfolio of bank loans (each a “reference asset”) without owning or taking physical custody of such bank loans. Under the total return swap, Citi has contractually committed to make payments based on the total return (income plus realized appreciation) of each reference asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. Additionally, the Fund’s Swap Subsidiary posts collateral to cover its potential contractual obligations to Citi under the total return swap. The total return swap is marked-to-market daily consistent with the Fund’s Valuation Policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. If a reference asset is removed from the total return swap, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the price of such reference asset from the date it was added to the total return swap and the price of the reference asset at the time it was removed from the total return swap.

The total return swap effectively adds leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, the Fund would be subject to investment exposure on the amount of bank loans subject to the total return swap. The total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because the total return swap is a form of synthetic leverage, such arrangement is subject to risks similar to those associated with the use of leverage.

NOTE 4 — Direct Real Estate Investment

During the nine months ended June 30, 2021, the Fund invested $5,000,000 for an 8.3% membership interest in a joint venture (the “Joint Venture”) with affiliates and an unrelated third party The Joint Venture acquired an interest in an office property currently under development in Dallas, Texas. As of June 30, 2021, the Fund carried its direct real estate investment in the Joint Venture at cost.